April 11, 1994



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:     Carlyle Real Estate Limited Partnership - XVI
        Commission File No. 0-16516
        Form 8-K/A

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of the registrant on Form 8-K/A.


Thank you.

Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI

By:     JMB Realty Corporation
        Corporate General Partner


        By: C. SCOTT NELSON
            ________________________________
            C. Scott Nelson, Vice President
            Accounting Officer


CSN:jo


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K/A


                              AMENDMENT NO. 1


                Pursuant to Section 12, 13 or 15(d) of the
                      Securities Exchange Act of 1934



               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI
          (Exact name of registrant as specified in its charter)




        0-16516                                   36-3437938
     -------------                           ---------------------
     (Commission                                (IRS Employer
      File Number)                            Identification No.)



     The undersigned registrant hereby amends the following section of its Report for November 2, 1993 on Form 8-K as set forth in the pages attached hereto:

                Item 7.  Financial Statements and Exhibits.
                -------------------------------------------

                             Pages 3 through 8


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI

                      By:   JMB Realty Corporation
                            Corporate General Partner



                            By:   C. SCOTT NELSON
                                  -----------------------------------
                                  C. Scott Nelson, Vice President
                                  Accounting Officer



Dated:  April 11, 1994


                                     1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.
     (b)   Proforma financial information.
           1.    Unaudited proforma condensed financial information.

     (c)   Exhibits.
           1. Purchase Agreement among JMB/Warner Associates and Trident Group, Inc., dated July 23, 1993 and exhibits thereto.
           2. Assignment, Assumption and Consent among Trident Group, Inc., and TA/Warner Center Associates L.P., dated October 29, 1993.






















                                     3

                                              CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI
                                                         (a limited partnership)

                                                      Unaudited Pro Forma Condensed

                                                          Financial Information

                                                        As of September 30, 1993



                                                       HISTORICAL                                                   PRO FORMA
                                                    CARLYLE REAL ESTATE                                     CARLYLE REAL ESTATE
                                                    LIMITED PARTNERSHIP-XVI       ADJUSTMENTS    NOTE (2)   LIMITED PARTNERSHIP-XVI
                                                    -----------------------       -----------    --------   -----------------------
Total cash. . . . . . . . . . . . . . . . . . . .         $ 17,795,733             11,930,909         (a)           29,726,642
                                                          ============            ===========                      ===========

Total net investment property . . . . . . . . . .          126,004,340            (75,482,997)        (a)           50,521,343
                                                          ============            ===========                      ===========

Total assets. . . . . . . . . . . . . . . . . . .          155,329,489            (65,500,195)        (a)           89,829,294
                                                          ============            ===========                      ===========

Total liabilities . . . . . . . . . . . . . . . .          120,132,678            (56,010,280)        (a)           64,122,398
                                                          ============            ===========                      ===========

Venture Partners' subordinated equity in ventures',
  at equity . . . . . . . . . . . . . . . . . . .           12,463,433             (6,295,670)        (a)            6,167,763
                                                          ============            ===========                      ===========

Total partner's capital accounts. . . . . . . . .           22,733,378             (3,194,245)        (a)           19,539,133
                                                          ============            ===========                      ===========












                              See accompanying notes to unaudited pro forma condensed financial information

                                                                  - 5 -

                                              CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI
                                                         (a limited partnership)

                                                      Unaudited Pro Forma Condensed

                                                          Financial Information

                                                  Nine Months Ended September 30, 1993



                                                       HISTORICAL                                                 PRO FORMA
                                                    CARLYLE REAL ESTATE                                       CARLYLE REAL ESTATE
                                                    LIMITED PARTNERSHIP-XVI        ADJUSTMENTS    NOTE (2)   LIMITED PARTNERSHIP-XVI
                                                    -----------------------        -----------    --------   -----------------------
Total income. . . . . . . . . . . . . . . . . . .         $ 15,059,358              (7,302,683)     (a)(b)            7,756,675
                                                          ============             ===========                      ===========
Operating loss. . . . . . . . . . . . . . . . . .         $   (291,982)             (1,471,233)     (a)(b)           (1,763,215)

Partnership's share of operations of unconsolidated
  ventures. . . . . . . . . . . . . . . . . . . .         $ (6,956,106)                  --                          (6,956,106)

Venture partners' share of ventures' operations .         $   (167,131)                379,673      (a)(b)              212,542

Net operating loss. . . . . . . . . . . . . . . .         $ (7,415,219)             (1,091,560)        (b)           (8,506,779)
                                                          ============             ===========                      ===========
Gain on sale of Partnership's investment in
unconsolidated venture . . . . . . . . . . . . .          $  5,819,023                   --                           5,819,023

Net loss. . . . . . . . . . . . . . . . . . . . .         $ (1,596,196)             (1,091,560)                      (2,687,756)
                                                          ============             ===========                      ===========
Taxable earnings (loss) . . . . . . . . . . . . .         $  3,021,387                (618,103)     (a)(b)            2,403,284
                                                          ============             ===========                      ===========
Net loss per limited partnership interest:
  Net operating loss. . . . . . . . . . . . . . .         $     (50.72)                  (7.47)        (b)               (58.19)
  Gain on sale of Partnership's investment in
    unconsolidated venture. . . . . . . . . . . .                41.05                    --                              41.05
                                                          ------------             -----------                      -----------
                                                          $      (9.67)                  (7.47)        (b)               (17.14)
                                                          ============             ===========                      ===========
Taxable earnings (loss) per Interest. . . . . . .         $      20.67                   (4.40)        (b)                16.27
                                                          ============             ===========                      ===========
Cash distributions per Interest . . . . . . . . .         $      25.50                   --                               25.50
                                                          ============             ===========                      ===========

                             See accompanying notes to unaudited pro forma condensed financial information.

                                                                  - 6 -

                                              CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI
                                                         (a limited partnership)

                                                      Unaudited Pro Forma Condensed

                                                          Financial Information

                                                      Year Ended December 31, 1992



                                                       HISTORICAL                                                PRO FORMA
                                                    CARLYLE REAL ESTATE                                      CARLYLE REAL ESTATE
                                                    LIMITED PARTNERSHIP-XVI        ADJUSTMENTS    NOTE (2)   LIMITED PARTNERSHIP-XVI
                                                    -----------------------        -----------    --------   -----------------------

Total income. . . . . . . . . . . . . . . . . . .         $ 20,753,488             (9,611,578)        (b)           11,141,910
                                                          ============            ===========                      ===========

Operating loss. . . . . . . . . . . . . . . . . .         $ (1,207,558)            (1,131,727)        (b)           (2,339,285)

Partnership's share of operations of unconsolidated
  ventures. . . . . . . . . . . . . . . . . . . .         $(14,384,114)                  --                         (14,384,114)

Venture Partners' share of Ventures' operations .         $     37,306                292,059         (b)              329,365

Net operating loss. . . . . . . . . . . . . . . .         $(15,554,366)              (839,668)        (b)          (16,394,034)
                                                          ============            ===========                      ===========

Taxable earnings (loss) . . . . . . . . . . . . .         $  7,426,876               (804,831)        (b)            6,622,045
                                                          ============            ===========                      ===========

Net loss per Interest . . . . . . . . . . . . . .         $    (106.39)                 (5.74)        (b)              (112.14)
                                                          ============            ===========                      ===========

Taxable earnings (loss) per Interest. . . . . . .         $      50.80                  (5.73)        (b)                45.07
                                                          ============            ===========                      ===========

Cash distributions per Interest . . . . . . . . .         $      34.00                  --                               34.00
                                                          ============            ===========                      ===========





                             See accompanying notes to unaudited pro forma condensed financial information.

                                                                  - 7 -

               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XVI

                  Notes to Unaudited Pro Forma Condensed

                           Financial Information



(1)  BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed financial information has been prepared in accordance with Article 11 of Regulation S-X and is not intended to be indicative of the actual or future results of operations or financial position of the Partnership. The unaudited pro forma condensed balance sheet information as of September 30, 1993 has been presented on the assumption that the sale of the Blue Cross Building (the "Property") had occurred on September 30, 1993. The unaudited pro forma condensed statements of operations information for the nine months ended September 30, 1993 and the year ended December 31, 1992 have been presented on the assumption that the title transfer of the property had occurred and were completed on January 1, 1993 and January 1, 1992, respectively.


(2)  PRO FORMA ADJUSTMENTS

      (a) The pro forma adjustments to and assumptions for the condensed balance sheet information reflect transactions involved in the transfer of the Property. The pro forma adjustments are based on property operations as recorded under generally accepted accounting principles for the nine months ended September 30, 1993.

      (b) The pro forma adjustments to the condensed statements of operations are applicable to the operations of the assets of the Property during the nine months ended September 30, 1993 and the year ended December 31, 1993. The adjustments are based upon the Property's actual operations computed in accordance with generally accepted accounting principles for the relevant periods.





























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